UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 02, 2026

CHAMPION HOMES, INC.

(Exact name of Registrant as Specified in Its Charter)

Indiana	001-04714	35-1038277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 West Big Beaver Road, Suite 1000
Troy, Michigan		48084
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 614-8211

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SKY	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2026, the Board of Directors (the “Board”) of Champion Homes, Inc. (the “Company”) appointed Timothy Kingston as Chief Accounting Officer of the Company and designated Mr. Kingston as the Company’s principal accounting officer, in each case effective March 9, 2026 (the “Effective Date”). Timothy Burkhardt, Vice President and Controller of the Company, will no longer be designated as the Company’s principal accounting officer as of the Effective Date. Mr. Burkhardt will continue to serve as Vice President and Controller and will assist in an orderly transition of such responsibilities to Mr. Kingston before Mr. Burkhardt retires from the Company effective May 31, 2026.

Mr. Kingston, age 48, served as Vice President, Assistant Corporate Controller of Kellanova, formerly known as The Kellogg Company (“Kellogg”), from August 2020 to February 2026, and previously served in roles of increasing responsibility in accounting and finance at Kellogg since April 2011. Prior to Kellogg, Mr. Kingston served as Manager, Consolidations and SEC Reporting at Zimmer Biomet (formerly Zimmer Holdings), from May 2007 to April 2011, and previously served in roles of increasing responsibility in accounting and finance at Zimmer Holdings since January 2004. He is a Certified Public Accountant.

In connection with his appointment as Chief Accounting Officer of the Company, Mr. Kingston will receive an annual base salary of $365,000. Beginning at the start of the Company’s 2027 fiscal year, Mr. Kingston will: (i) receive an annual cash bonus, with a target bonus opportunity equal to 50% of annual base salary; and (ii) be eligible to participate in the Company’s long-term incentive plan with an annual target long-term incentive award equal to 85% of annual base salary.

There are no arrangements or understandings between Mr. Kingston and any other persons pursuant to which Mr. Kingston was selected as Chief Accounting Officer of the Company. There are no family relationships between Mr. Kingston and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Champion Homes, Inc.

Date:	March 3, 2026	By:	/s/ Laurel Krueger
Laurel Krueger Senior Vice President, General Counsel and Secretary